UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2014

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

251 E. Front St., Suite 400 Boise, Idaho (Address of principal executive offices)		83702 (Zip Code)

(208) 331-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c) Appointment of Officer. Compensatory Arrangements of Certain Officers.

Effective September 12, 2014, US Ecology, Inc.’s Board of Directors approved the annual base salary of each of the Company’s named executive officers as set forth in the table below:

Jeffrey R. Feeler	President and Chief Executive Officer	$ 450,000
Steven D. Welling	Executive Vice President of Sales and Marketing	$ 325,000
Simon G. Bell	Executive Vice President of Operations, Environmental Services	$ 300,000
Eric L. Gerratt	Executive Vice President, Chief Financial Officer and Treasurer	$ 300,000
Mario Romero	Executive Vice President of Operations, Field and Industrial Services	$ 300,000

In all other respects, the compensation of each named executive officer remains unchanged from those elements and amounts previously disclosed.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

US Ecology, Inc.
(Registrant)
Date: September 12, 2014	/s/ Eric L. Gerratt
Eric L. Gerratt Executive Vice President and Chief Financial Officer

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